1 Investor Review Q4 2017 Exhibit 99.1

2 About the Data INVESTOR REVIEW This data and other information described herein are as of and for the three months ended December 31, 2017, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2017. Effective January 1, 2017, the Company determined certain non-GAAP measures and operating metrics, which include portfolio metrics, should exclude the impact of properties owned by the Company for the month beginning with the date that (i) the properties' related mortgage loan is in default and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation, and ending with the disposition date, to better reflect the ongoing operations of the Company. The Company did not update data presented for periods prior to March 31, 2017, and the three months then ended, as the impact on non-GAAP measures, including AFFO and Normalized EBITDA, and operating metrics was immaterial. See the definitions section for a description of the Excluded Properties. Tenants, Trademarks and Logos VEREIT is not affiliated with, is not endorsed by, does not endorse and is not sponsored by or a sponsor of the products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. All data is as of December 31, 2017 and based on Annualized Rental Income (“ARI”), unless otherwise noted.   For definitions and reconciliations of the Company's non-GAAP measures and operating metrics, please view the Definitions & Reconciliations section of this presentation. www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

3 Forward-Looking Statements INVESTOR REVIEW Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2018 guidance; the unpredictability of the business plans and financial condition of VEREIT's tenants; the impact of impairment charges in respect of certain of VEREIT's properties or other assets; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the SEC), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law. www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

4 Contents INVESTOR REVIEW Company Overview 5 Portfolio Metrics & Analysis 11 Key Financial Highlights 23 Highlights & Guidance 27 Contact Information 30 Definitions & Reconciliations 31 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

‹#› DRA F T a Company Overview Q4 2017

6 VEREIT focuses on single-tenant real estate • Property types focused on retail, restaurant, office and industrial • Large, diversified platform including approximately 4,100 properties and 94.4 million square feet • Long-term net-lease structure provides stable and predictable rent stream payments • Diverse portfolio across sectors, geographies and tenants • Provides equity capital to creditworthy corporations in return for long-term leases on their properties VEREIT is an owner and operator of one of the largest portfolios of single-tenant real estate properties in the U.S. www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc. COMPANY OVERVIEW Company Snapshot $14.7 billion Book Value of Total Assets Retail1 2,132 Properties Industrial1 148 Properties Restaurants1 1,716 Properties Office1 86 Properties 1) Omits one Excluded Property, and 9 properties that consist of billboards, land and parking lots.

7 VEREIT Is a Full-Service Real Estate Operating Company COMPANY OVERVIEW www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

8 VEREIT has established best-in-class corporate governance through the reconstitution of its Board of Directors and implementing the policies below www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc. COMPANY OVERVIEW Corporate Governance Board of Directors Corporate Governance • Opted-out of Maryland anti-takeover statutes • Majority voting for uncontested director elections • Stockholder rights plan limits • Proxy access • Clawback policy for the potential recoupment of officer compensation • Hugh R. Frater - Non-Executive Chairman of VEREIT, Inc. ◦ Former Chairman and CEO, Berkadia • Glenn J. Rufrano - Director ◦ Chief Executive Officer, VEREIT, Inc. • David B. Henry - Independent Director ◦ Former Vice Chairman and CEO, Kimco Realty Corporation • Mary Hogan Preusse - Independent Director ◦ Former Managing Director and Co-Head of Americas Real Estate APG Asset Management US • Richard J. Lieb - Independent Director ◦ Managing Director and Chairman of Real Estate Greenhill & Co., LLC • Mark S. Ordan - Independent Director ◦ Chief Executive Officer, Quality Care Properties, Inc. • Eugene A. Pinover - Independent Director ◦ Partner and Chair of Real Estate Practice, DLA Piper • Julie G. Richardson - Independent Director ◦ Former Partner and Managing Director, Providence Equity Partners

9 VEREIT Has a Best-in-Class Management Team Glenn J. Rufrano Chief Executive Officer • Since assuming role of CEO on April 1, 2015, has reconstituted Board of Directors, formalized new management team and implemented business plan to guide the Company’s strategy • Prior to VEREIT, was Chairman and CEO of O’Connor Capital Partners, a real estate investment firm he co-founded in 1983 • From 2010 to 2013 was President and CEO of Cushman & Wakefield • Previously held executive leadership roles at Centro Properties Group and New Plan Excel Realty Trust • Serves on Board of Ventas and previously served on Boards of General Growth Properties and Trizec Properties • Oversees the Company’s legal and regulatory affairs, compliance and risk management • Prior to joining VEREIT, served as EVP, General Counsel and the Chief Compliance Officer for Revlon, the global cosmetics company, where she was responsible for legal and regulatory affairs, served on senior operating committee and oversaw corporate governance • Previously served as SVP - Law for MacAndrews & Forbes, Inc., Assistant United States Attorney for the Southern District of New York, and as an associate with Stillman & Friedman P.C. and Fried, Frank, Harris, Shriver & Jacobson LLP • Law degree from Columbia Law School and undergraduate degree from the Wharton School, University of Pennsylvania • Oversees the accounting, external reporting, financial planning & analysis, treasury and IT functions at VEREIT • Prior to joining VEREIT, served as EVP and CFO of Cushman & Wakefield from 2012 to 2015 • Prior to Cushman, was CFO for EXOR, Inc., a leading European investment company from 1991 to 2012, where he was involved in over 15 U.S. acquisitions and divestitures ranging in size from $20mm to $700+mm • Served on Board of Directors of Cushman & Wakefield • Responsible for VEREIT’s asset management, property management, construction management, underwriting, credit analysis and leasing • Also serves on VEREIT investment committee, which reviews each asset to ensure alignment with the Company’s objectives • Previously was founder of CapLease (NYSE:LSE), a net-lease REIT, where he served as CEO from 2001-2014 and Chairman from 2007-2014 • Oversees VEREIT’s real estate transaction activities for single-tenant retail, office and industrial and anchored shopping centers including acquisitions, sale-leaseback transactions, build-to-suits and dispositions • Previously served as President and CEO of Opus West Corporation from 1993 to 2009, where he was responsible for design, construction and development of more than 50 million square feet of commercial real estate • Served as VP, Real Estate Development for Koll Company prior to Opus West Michael J. Bartolotta Executive Vice President and Chief Financial Officer Lauren Goldberg Executive Vice President, General Counsel and Secretary Paul McDowell Executive Vice President and Chief Operating Officer Thomas W. Roberts Executive Vice President and Chief Investment Officer COMPANY OVERVIEW www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

10 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc. COMPANY OVERVIEW Key Accomplishments Since April 2015, VEREIT has successfully implemented its business plan, enhanced its portfolio, de-levered its balance sheet and achieved investment-grade ratings • Glenn Rufrano was hired as CEO April 1, 2015 • Appointed Deloitte & Touche LLP as VEREIT’s independent registered public accountant • Completed $1.4 billion of dispositions; Achieved $0.84 AFFO per diluted share; Reduced debt by $2.4 billion; Created $1.8 billion of capacity on revolving line of credit; Reduced Net Debt to Normalized EBITDA from 7.5x to 7.0x • Remediated all material weaknesses that existed as of December 31, 2014 • Completed $1.14 billion of dispositions and $100.2 million of acquisitions; Achieved AFFO of $0.78 per diluted share; Reduced debt by $1.7 billion; Reduced Net Debt to Normalized EBITDA from 7.0x to 5.7x • Raised approximately $702.5 million in public offering of common stock to further reduce debt • Issued $1.0 billion of senior notes allowing the Company to refinance February 2017 bonds • S&P raised its rating of VEREIT's corporate debt to 'BBB-' • Received an investment grade rating of ‘BBB-’ with a stable outlook from Fitch Ratings • Completed $745.6 million of acquisitions and $574.9 million of dispositions; Achieved $0.74 AFFO per diluted share, including $0.70 from continuing operations; Reduced secured debt by $580 million; Net Debt to Normalized EBITDA ended at 5.7x • Received Investment Grade Corporate Ratings from S&P, Moody’s and Fitch remained at Investment Grade • Simplified Business:  Announced sale of Cole Capital; in connection with the transaction, VEREIT may receive up to $200 million, comprised of approximately $120 million cash paid at closing under the purchase agreement and up to $80 million in fees to be paid under a six-year services agreement based on Cole's future revenues (transaction closed on February 1, 2018)

‹#› DRA F T a Portfolio Metrics & Analysis Q4 2017

12 Key Portfolio Metrics PORTFOLIO Operating Properties 4,091 Total square feet (in millions) 94.4 Annualized Rental Income $1.2 Billion Economic Occupancy Rate 98.8% WALT (years) 9.5 Investment Grade 1 39.6% Number of tenants 651 Number of industries 43 Number of states 2 49 Top 10 tenant concentration 28.3% Gross Real Estate Investments $14.7 Billion 1) Investment-grade tenants are those with an S&P credit rating of BBB- or higher or a Moody's credit rating of Baa3 or higher. The ratings may reflect those assigned by S&P or Moody's to the lease guarantor or the parent company, as applicable. 2) The Company’s properties are also located in Puerto Rico (3 properties) and Canada (1 property). 3) Restaurant category includes Casual Dining (13.8%) and Quick Service (8.9%). Retail: 41.2% Restaurant: 22.4% Industrial: 16.8% Office: 19.6% Portfolio Property Type Lease Expiration (Annualized Rental Income Expiring as a % of Total Portfolio) 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 2.3% 3.9% 3.7% 7.3% 7.0% 6.5% 9.1% 5.2% 7.3% 9.0% 3 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc. As of 12/31/2017

13 Geographically Diverse Portfolio PORTFOLIO www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc. Percentages based on Annualized Rental Income.

Portfolio Diversification by Tenant

PORTFOLIO

- VEREIT owns and actively manages a diversified credit portfolio of net-lease real estate assets primarily comprised of single-tenant properties
- 50 tenants individually represent 0.5% or greater of ARI, comprising 59.3% of the total portfolio. The remaining 601 tenants comprise 40.7% of the portfolio
- 25 of the 50 tenants are investment-grade rated
- 30 of the 50 tenants are public companies

Tenant Group	% ARI	Public /Private	Ratings[1]
Red Lobster	6.5%	Private	B-
Walgreens	3.3%	Public	**BBB**
Family Dollar	3.2%	Public	BB+
Dollar General	3.0%	Public	**BBB**
CVS	2.7%	Public	**BBB+**
FedEx	2.6%	Public	**BBB**
Albertson's	2.0%	Private	B+
BJ's Wholesale Club	1.7%	Private	B-
Citizens Bank	1.7%	Public	**A-**
L.A. Fitness	1.6%	Private	B+
Petsmart	1.6%	Private	CCC+
Goodyear	1.4%	Public	BB
Tractor Supply	1.4%	Public	NR
Amazon	1.2%	Public	**AA-**
Advance Auto Parts	1.0%	Public	**BBB-**
Home Depot	1.0%	Public	**A**
Lowe's	1.0%	Public	**A-**
General Service Administration	1.0%	Private	**AA+**
Merrill Lynch	1.0%	Private	**A+**
AON	0.9%	Public	**A-**
Bed Bath & Beyond	0.9%	Public	**BBB**
Rite Aid	0.9%	Public	B
Bloomin' Brands	0.8%	Public	BB
Best Buy	0.8%	Public	**BBB-**
Bass Pro Shops (Cabela's)	0.8%	Private	B+

Tenant Group	% ARI	Public /Private	Ratings[1]
Northrop Grumman	0.8%	Public	**BBB+**
Academy Sports	0.8%	Private	CCC+
Stripes	0.7%	Private	NR
Wal-Mart	0.7%	Public	**AA**
Border Holdings, LLC	0.7%	Private	NR
Bi-Lo, LLC	0.7%	Private	CCC-
Healthnow	0.7%	Private	**BBB**
Apple American Group, LLC	0.7%	Private	NR
Talbots	0.6%	Private	B-
GMRI, Inc	0.6%	Public	**BBB**
Wendab Associates	0.6%	Private	NR
Kohl's	0.6%	Public	**BBB-**
Golden Corral	0.6%	Private	NR
RSA Security	0.6%	Private	BB+
Sun Trust Bank	0.6%	Public	**A-**
TJ Maxx	0.6%	Public	**A+**
Rubbermaid	0.6%	Public	**BBB-**
General Mills	0.6%	Public	**BBB+**
Hanesbrands	0.5%	Public	BB
Rolls-Royce	0.5%	Public	NR
ConAgra Foods	0.5%	Public	**BBB**
Cigna	0.5%	Public	**A**
Mattress Firm	0.5%	Private	NR
Art Van Furniture	0.5%	Private	NR
DaVita Dialysis	0.5%	Public	BB

1) Bold indicates investment grade. Ratings may reflect those of the tenant, guarantor or a related parent company.

14 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO


THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE

- Primarily single-tenant, freestanding retail properties with creditworthy tenants
- Main retail traffic thoroughfare
- Strong trade area demographics
- Top 5 MSAs (13.6%): Chicago, IL; Dallas, TX; Atlanta, GA; Detroit, MI; Austin, TX

Retail Portfolio[1]	
Operating Properties	2,132
Rentable Square Feet	33,658
Economic Occupancy Rate	98.8%
Weighted Average Remaining Lease Term	9.6
Investment-Grade Tenants	44.4%
Flat Leases	33.3%
NNN Leases	67.2%
Annualized Rental Income	41.2%

Tenant Diversification
(% based on ARI of retail properties)


Walgreens 7.9%
Family Dollar 7.7%
Dollar General 7.3%
CVS 5.8%
Albertson's 5.0%
Citizens Bank 4.1%
L.A. Fitness 4.0%
Tractor Supply 3.5%
BJ's Wholesale Club 3.3%
Advance Auto Parts 2.5%

Industry	2016 Occupancy Cost[2]	Target %
Automotive	8.2%	8.0 - 10.0%
Discount	6.9%	6.0 - 8.0%
Grocery & Supermarket	2.8%	2.0 - 4.0%
Home & Garden	2.1%	2.0 - 4.0%
Pharmacy	5.1%	4.0 - 6.0%
Other	3.8%	N/A

1) Includes 10 anchored shopping centers, representing 1.7% of ARI. 2) Occupancy costs are calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2016. Property level sales data was collected for 78.4% of retail and restaurant properties required to provide sales reports, representing 39.9% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count). Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the entirety of the previous calendar year.

15 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.
VEREIT

16 Property Type Analysis: Retail PORTFOLIO Size, Diversity and Single Tenant Focus Protects Against Disruptors VEREIT's strategy of well-positioned single tenant properties in a diversified portfolio - made optimum by our size - helps protect against a variety of cyclical and secular disruptors. In today's retail environment, one of the key disruptors is the evolution of e-commerce. Retailers who embrace e-commerce and have the resources to implement omnichannel distribution are proving successful. Fundamentals of retail should not be forgotten. Those who continue to provide true retail value - merchandise, price and service - will also thrive. The core retail merchandise groups within our portfolio are dominated by discount; pharmacy; grocery; home and garden and convenience. A full listing is provided herein. Within each category, our focus is to create a portfolio that can both service omnichannel distribution while always considering the consumer experience. Ultimate credit protection is a function of multi-layer diversification. The prior pages present information such as geographies, weighted average lease term and tenant margin analysis. The following breakdown provides a deeper look into the retail tenant diversification of the VEREIT portfolio by merchandise category. VEREIT's Single-Tenant Retail Advantages • Dominated by off-price and necessity shopping; only 0.3% of income is derived from Apparel & Jewelry, far less than other retail formats • Approximately 64% of retail revenue derived from public companies • Credit tenants on long-term leases with substantial capital investment (44.4% investment grade) • Generally, no use restrictions or co-tenancy issues • Ability to target desired tenants and industries Diversified Retail Portfolio Industry Group % ARI Retail - Discount 7.6% Retail - Pharmacy 6.6% Retail - Grocery & Supermarket 4.3% Retail - Home & Garden 3.1% Finance 2.9% Retail - Gas & Convenience 2.5% Retail - Motor Vehicle 2.2% Retail - Sporting Goods 2.0% Entertainment & Recreation 1.8% Retail - Warehouse Clubs 1.6% Retail - Home Furnishings 1.2% Retail - Medical Services 1.0% Retail - Pet Supply 0.9% Retail - Department Stores 0.7% Retail - Electronics & Appliances 0.6% Rental 0.5% Retail - Specialty (Other) 0.4% Retail - Hobby, Books & Music 0.4% Retail - Apparel & Jewelry 0.3% All Other 1 0.6% Total 41.2% 1) Includes 12 industries that each represent 0.2% or less. www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc. ARI reflects retail properties only and does not include restaurants, office and industrial.

Property Type Analysis: Retail Category by Percent of Portfolio ARI

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO

Retail - Discount		
Tenant	% ARI	Investment Grade
Family Dollar	3.2%	
Dollar General	3.0%	✓
Wal-Mart	0.7%	✓
Dollar Tree	0.2%	
Ross	0.2%	✓
TJ Maxx	0.1%	✓
Marshall's	0.1%	✓
Five Below	<0.1%	
Cost Plus	<0.1%	✓
Gabe's	<0.1%	
Big Lots	<0.1%	✓
Savers	<0.1%	
Shopko Hometown	<0.1%	
Total	**7.6%**	

Retail - Pharmacy		
Tenant	% ARI	Investment Grade
Walgreens	3.3%	✓
CVS	2.4%	✓
Rite Aid	0.9%	
Total	**6.6%**	

Retail - Grocery & Supermarket		
Tenant	% ARI	Investment Grade
Albertson's	2.0%	
Kroger	0.4%	✓
Giant Eagle	0.2%	
Harps Grocery	0.2%	
Dahl's	0.2%	
Natural Grocers	0.1%	
Koninklijke Ahold	0.1%	✓
Bi-Lo, LLC	0.1%	
Publix	0.1%	
Stop & Shop	0.1%	✓
Trader Joe's	0.1%	
Whole Foods	0.1%	✓
Food Lion	0.1%	✓
Family Fare Supermarket	0.1%	
Sprouts	0.1%	
Fresh Thyme Farmers Market	0.1%	
Glen's Market	<0.1%	
Price Rite	<0.1%	
The Fresh Market	<0.1%	
Hy-Vee	<0.1%	
Harris Teeter	<0.1%	✓
Food 4 Less	<0.1%	✓
Apple Market	<0.1%	
Safeway Stores	<0.1%	
Total	**4.3%**	

Retail - Home & Garden		
Tenant	% ARI	Investment Grade
Tractor Supply	1.4%	
Lowe's	1.0%	✓
Home Depot	0.4%	✓
Bed Bath & Beyond	0.1%	✓
Floor & Décor	0.1%	
Pier 1 Imports	<0.1%	
Sherwin-Williams	<0.1%	✓
Northern Tool & Equipment	<0.1%	
Lumber Liquidators	<0.1%	
Leslie's Pool & Spa	<0.1%	
Total	**3.1%**	

Finance		
Tenant	% ARI	Investment Grade
Citizens Bank	1.7%	✓
Sun Trust Bank	0.6%	✓
US Bank	0.2%	✓
PLS Check Cashers	0.2%	
Sovereign Bank	<0.1%	✓
Bank of America	<0.1%	✓
Synovus Bank	<0.1%	
PNC Bank	<0.1%	✓
Community Bank	<0.1%	
Fifth Third Bank	<0.1%	✓
First Bank	<0.1%	
Huntington National Bank	<0.1%	✓
Region's Bank	<0.1%	✓
Key Bank	<0.1%	✓
Travis Credit Union	<0.1%	
TCF National Bank	<0.1%	✓
Wells Fargo	<0.1%	✓
Scottrade	<0.1%	
TitleMax of Georgia, Inc.	<0.1%	
Cashland	<0.1%	
Edward Jones	<0.1%	
Chase Bank	<0.1%	✓
Accomplishments Through People	<0.1%	
Total	**2.9%**	

NOTE: Amounts may not total due to rounding.

17 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail Category by Percent of Portfolio ARI

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO

Retail - Gas & Convenience		
Tenant	% ARI	Investment Grade
Stripes	0.7%	
Thorntons Oil	0.4%	
Kum & Go	0.4%	
Pantry Gas & Convenience	0.3%	
RaceTrac	0.2%	
SuperAmerica	0.1%	
Irving Oil	0.1%	
Pilot Flying J	0.1%	
Circle K	0.1%	✓
WaWa	0.1%	
7-Eleven	<0.1%	✓
Susser Road Ranger	<0.1%	
Sunoco	<0.1%	✓
MotoMart	<0.1%	
GetGo	<0.1%	
Total	**2.5%**	

Retail - Motor Vehicle		
Tenant	% ARI	Investment Grade
Advance Auto Parts	1.0%	✓
CarMax	0.3%	
Mister Car Wash	0.1%	
Lube Stop	0.1%	
AutoZone	0.1%	✓
O'Reilly Auto Parts	0.1%	✓
Americas's PowerSports, Inc.	0.1%	
Goodyear	0.1%	
Take 5 Oil Change	0.1%	
Tire Kingdom	<0.1%	
Monro Muffler	<0.1%	
NTW / Big O Tires	<0.1%	
National Tire & Battery	<0.1%	✓
Bridgestone Tire	<0.1%	
Tires Plus	<0.1%	
Jiffy Lube	<0.1%	
Big O Tires	<0.1%	✓
Total	**2.2%**	

Retail - Sporting Goods		
Tenant	% ARI	Investment Grade
Cabela's	0.8%	
Academy Sports	0.8%	
Dick's Sporting Goods	0.2%	
West Marine	0.2%	
iFit Golf	<0.1%	
Total	**2.0%**	

Entertainment & Recreation		
Tenant	% ARI	Investment Grade
L.A. Fitness	1.6%	
24 Hour Fitness	0.1%	
Anytime Fitness	<0.1%	
Total	**1.8%**	

Retail - Warehouse Clubs		
Tenant	% ARI	Investment Grade
BJ's Wholesale Club	1.4%	
Sam's Club	0.3%	✓
Total	**1.6%**	

Retail - Home Furnishings		
Tenant	% ARI	Investment Grade
Mattress Firm	0.5%	
Art Van Furniture	0.5%	
Garden Ridge	0.1%	
At Home	0.1%	
Ashley Furniture	<0.1%	
Kirklands	<0.1%	
Sleep Train	<0.1%	
Sleep America	<0.1%	
Total	**1.2%**	

Retail - Medical Services		
Tenant	% ARI	Investment Grade
Fresenius Medical Care	0.5%	✓
DaVita Dialysis	0.3%	
Physicians Immediate Care	0.1%	
Amita Healthcare	0.1%	
St. Luke's Urgent Care	<0.1%	
Physicians Dialysis	<0.1%	
Lenscrafters	<0.1%	
Dental Dream	<0.1%	
Aspen Dental	<0.1%	
Smile Brands of Tennessee	<0.1%	
Cascade Chiropractic	<0.1%	
Accelerated Rehab	<0.1%	
Advanced Dental Implant and Denture Center, LLC	<0.1%	
Dr. Elie El-Hage, D.D.S	<0.1%	
Total	**1.0%**	

Retail - Pet Supply		
Tenant	% ARI	Investment Grade
Petsmart	0.8%	
Petco	0.1%	
Total	**0.9%**	

NOTE: Amounts may not total due to rounding.

18 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail Category by Percent of Portfolio ARI

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO

Retail - Department Stores		
Tenant	% ARI	Investment Grade
Kohl's	0.6%	✓
Beall's	0.1%	
Total	**0.7%**	

Retail - Electronics & Appliances		
Tenant	% ARI	Investment Grade
Best Buy	0.5%	✓
CompUSA	<0.1%	
Conn's	<0.1%	
Total	**0.6%**	

Rental		
Tenant	% ARI	Investment Grade
Aaron Rents	0.4%	
Vanguard Car Rental	0.1%	✓
Sunbelt Rentals	<0.1%	
Total	**0.5%**	

Retail - Specialty (Other)		
Tenant	% ARI	Investment Grade
Ulta Salon	0.1%	
Toys R Us	0.1%	
Coborn's Liquor Store	<0.1%	
Babies R Us	<0.1%	
Ca$h Wi$e	<0.1%	
BevMo!	<0.1%	
The Vitamin Shoppe	<0.1%	
GNC	<0.1%	
Sally Beauty Supply	<0.1%	
Austin Custom Winery	<0.1%	
Tinder Box	<0.1%	
Cigarettes Cheaper	<0.1%	
Total	**0.4%**	

Retail - Hobby, Books & Music		
Tenant	% ARI	Investment Grade
Hobby Lobby	0.3%	
Michael's	<0.1%	
Jo-Ann's	<0.1%	
Music & Arts Center	<0.1%	
GameStop	<0.1%	
Total	**0.4%**	

Retail - Apparel & Jewelry		
Tenant	% ARI	Investment Grade
DSW	0.1%	
Bob's Stores	0.1%	
Duluth Trading	0.1%	
Burlington	0.1%	
Charming Charlie	<0.1%	
Shoe Carnival	<0.1%	
Justice	<0.1%	
Catherines	<0.1%	
Men's Wearhouse	<0.1%	
Maurice's	<0.1%	
Total	**0.3%**	

Other Services		
Tenant	% ARI	Investment Grade
Weight Watchers	<0.1%	
4th Street Laundromat	<0.1%	
Fantastic Sam's	<0.1%	
Tic Tac Nails	<0.1%	
Great Nails	<0.1%	
Nail Paradise	<0.1%	
Passion's Nail and Spa	<0.1%	
MM's Nails	<0.1%	
Le Nails	<0.1%	
BP Nails	<0.1%	
Cuts By Us	<0.1%	
Cool Cuts 4 Kids	<0.1%	
Nail Care Salon	<0.1%	
All Cleaners	<0.1%	
Supercuts	<0.1%	
Massage Envy	<0.1%	
Total	**<0.1%**	

NOTE: Amounts may not total due to rounding.

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VEREIT

Property Type Analysis: Restaurants

PORTFOLIO


Pizza Hut
TACO BELL

- Single-tenant quick service, casual and family dining properties
- Creditworthy tenants, including franchisors, operating strong national and regional brands
- Main retail traffic thoroughfare
- Strong trade area demographics
- Top 5 MSAs (13.2%): Atlanta, GA; Dallas, TX; Chicago, IL; Tampa, FL; Detroit, MI
- According to *Nation's Restaurant News* - which publishes the top industry brands based on system-wide sales - 86% of our casual dining tenants and 79% of our quick service restaurants are ranked in the top 25 of their respective category.

Restaurant Portfolio	
Operating Properties	1,716
Rentable Square Feet	8,219
Economic Occupancy Rate	94.3%
Weighted Average Remaining Lease Term	13.0
Investment-Grade Tenants	2.9%
Flat Leases	7.6%
NNN Leases	99.4%
Annualized Rental Income	22.4%

Tenant Diversification
(% based on ARI of restaurant properties)


Red Lobster 29.1%
Bloomin' Brands 3.5%
Border Holdings, LLC 3.2%
Apple American Group, LLC 2.9%
GMRI, Inc 2.8%
Wendab Associates 2.8%
Golden Corral 2.8%
Neighborhood Restaurant Partners Florida, LLC 2.2%
Cracker Barrel 2.0%
DineEquity Inc. 2.0%

Industry	2016 Occupancy Cost [1]	Target %
Casual Dining	6.6%	6.75 - 8.0%
Quick Service	7.1%	7.5 - 8.5%

1) Occupancy costs are calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2016. Property level sales data was collected for 78.4% of retail and restaurant properties required to provide sales reports, representing 39.9% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count). Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the entirety of the previous calendar year.

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VEREIT

21 Property Type Analysis: Industrial Industrial Portfolio Operating Properties 148 Rentable Square Feet 39,588 Economic Occupancy Rate 100.0% Weighted Average Remaining Lease Term 8.4 Investment-Grade Tenants 54.8% Flat Leases 21.5% NNN Leases 54.9% Annualized Rental Income 16.8% • Property types include single-tenant distribution and warehouse facilities with creditworthy tenants • Essential and strategic locations with 87% dedicated to distribution or warehousing • Close proximity to ports railways, major freeways and/or interstate highways • Top 5 MSAs (22.7%): Jacksonville, FL; New York, NY; Philadelphia, PA; Columbia, SC; Stockton, CA FedEx Goodyear Amazon Bed Bath & Beyond Winn-Dixie Rubbermaid General Mills Hanesbrands TJ Maxx Tiffany & Co. 15.4% 8.1% 7.3% 5.0% 4.2% 3.5% 3.4% 3.2% 3.0% 2.8% PORTFOLIO Tenant Diversification (% based on ARI of industrial properties) www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

22 Property Type Analysis: Office Office Portfolio Operating Properties 86 Rentable Square Feet 12,953 Economic Occupancy Rate 98.2% Weighted Average Remaining Lease Term 6.2 Investment-Grade Tenants 58.2% Flat Leases 10.2% NNN Leases 22.0% Annualized Rental Income 19.6% • Property types include single-tenant corporate headquarters and mission-critical business operations with creditworthy tenants • Strategic location with 33% serving as corporate headquarters and 67% focused on corporate operations • Strong 10-mile demographics and local business environment • Top 5 MSAs (35.7%): Chicago, IL; Dallas, TX; Boston, MA; Washington, DC; Trenton, NJ General Service Administration Merrill Lynch AON Northrop Grumman Petsmart Healthnow RSA Security Rolls-Royce Cigna Exelis 5.0% 4.9% 4.8% 4.0% 3.9% 3.5% 3.1% 2.7% 2.6% 2.4% PORTFOLIO Tenant Diversification (% based on ARI of office properties) www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

‹#› DRA F T a Key Financial Highlights Q4 2017

24 Enhanced Balance Sheet and Credit Metrics Credit Metric Summary 12/31/2017 Adjusted Debt Outstanding ($bn) 6.1 Net Debt to Normalized EBITDA Annualized 5.65x Fixed Charge Coverage Ratio 3.10x Interest Coverage Ratio 4.11x Net Debt Leverage Ratio 39.0% Unencumbered Asset Ratio 72.8% Secured Debt Ratio 13.2% Total Unencumbered Assets ($bn) 11.3 KEY FINANCIALS www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Capital Structure Overview

Shares and dollars in thousands, expect per share values

KEY FINANCIALS

Capitalization



	12/31/2017
Common Equity	52.2%
Corporate Bonds	19.1%
Secured Debt	13.6%
Preferred Equity	7.2%
Convertible Notes	6.7%
Revolving Credit Facility	1.2%

Fixed Rate	95.4%
Swapped to Fixed Rate	1.3%
Variable Rate	3.3%

Capitalization Table

	Wtd. Avg. Maturity (Years)	Rate [1]		December 31, 2017
Diluted Shares and Units Outstanding				999,740
Stock Price				7.79
Implied Equity Market Capitalization			$	**7,787,975**
Series F Perpetual Preferred [2]		6.70%	$	1,070,853
Total Secured Debt [3]	4.1	4.88%	$	2,054,838
Revolving credit facility	0.5	3.38%	$	185,000
2018 Convertible Notes	0.6	3.00%		597,500
2019 Corporate Bonds	1.1	3.00%		750,000
2020 Convertible Notes	3.0	3.75%		402,500
2021 Corporate Bonds	3.4	4.13%		400,000
2024 Corporate Bonds	6.1	4.60%		500,000
2026 Corporate Bonds	8.4	4.88%		600,000
2027 Corporate Bonds	9.6	3.95%		600,000
Total Unsecured Debt	4.4	3.82%	$	4,035,000
Total Adjusted Debt Outstanding	4.3	4.18%	$	6,089,838
Total Capitalization			$	**14,948,666**
Less: Cash and Cash Equivalents				34,176
Less: Cash and cash equivalents related to discontinued operations				2,198
Enterprise Value			$	**14,912,292**
Net Debt / Enterprise Value				40.6%
Net Debt / Normalized EBITDA Annualized [4]				5.65x
Net Debt + Preferred / Normalized EBITDA Annualized [4]				6.65x
Fixed Charge Coverage Ratio				3.10x
Liquidity [5]			$	2,151,374

1) Weighted-average interest rate for variable rate debt represents the interest rate in effect as of December 31, 2017. 2) Balance represents 42.8 million shares outstanding at December 31, 2017 multiplied by the liquidation preference of $25 per share. 3) Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%. 4) Normalized EBITDA Annualized includes continuing and discontinued operations. 5) Liquidity represents cash and cash equivalents of $36.4 million, including those related to discontinued operations of $2.2 million, and $2.1 billion available capacity on our revolving credit facility.

25 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

26 Mortgage Notes Payable (1) Unsecured Credit Facility (2) Corporate Bonds Convertible Notes $2,500 $2,000 $1,500 $1,000 $500 $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter $315 $145 $1 $3 $973 $753 $1,165 $601 $601 $865 $668 Debt Maturity Profile Dollars in millions • Weighted average debt term is 4.3 years • Weighted average interest rate is 4.18% 1) Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%. 2) One-year extension option on 6/30/2018 unsecured credit facility is available at the Company's election, subject to no existing default, an extension fee and other customary provisions. 25% 20% 15% 10% 5% 0% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter 14.2% 16.0% 11.0% 12.4% 5.2% 2.4% 19.1% —% 9.9% 9.8% —% KEY FINANCIALS www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

‹#› DRA F T a Highlights & Guidance Q4 2017

28 VEREIT continues to strengthen its portfolio through acquisitions, dispositions and portfolio management; improves its balance sheet and debt maturity schedule with 10-year bond issuance completed in August; simplifies and focuses business model with the sale of Cole Capital HIGHLIGHTS & GUIDANCE 2017 Highlights • Net income of $32.4 million and net loss per diluted share of $(0.04), including net income of $51.5 million and a net loss per diluted share of $(0.02) for continuing operations • Achieved $0.74 AFFO per diluted share, including $0.70 from continuing operations • Completed $745.6 million of acquisitions and $574.9 million of dispositions • Decreased Debt from $6.4 billion to $6.1 billion; Net Debt remained at $6.1 billion, or 39.0% Net Debt to Gross Real Estate Investments • Net Debt to Normalized EBITDA ended at 5.7x • Issued $600.0 million of senior notes to repay borrowings under the $500.0 million term loan with the remaining proceeds used to pay down secured debt • Received Investment Grade Corporate Ratings from S&P1; Moody’s and Fitch remained at Investment Grade • Announced sale of Cole Capital, simplifying the business model www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc. 1) S&P had previously rated the Company's bonds investment grade.

29 2018 Guidance HIGHLIGHTS & GUIDANCEConsolidated Adjusted Funds From Operations per Diluted Share (Unaudited) Key Guidance Assumptions: • AFFO per diluted share guidance range between $0.70 and $0.72 • Dispositions totaling $300 million to $500 million at an average cash cap rate of 6.5% to 7.5% and acquisitions of $200 million to $300 million in excess of dispositions within the same cap rate range • Acquisitions will be funded through a combination of internal equity, debt capacity within our Net Debt to Normalized EBITDA target, and proceeds from the sale of Cole Capital • Real estate operations: ◦ Average occupancy above 98.0% ◦ Same-store rental growth in a range of 0.3% to 1.0% • The Company also expects to target balance sheet net debt to normalized EBITDA at approximately 6.0x 2018 Per Share Low High Diluted net income per share attributable to common stockholders (1) $ — $ 0.01 Depreciation and amortization of real estate assets 0.64 0.65 FFO attributable to common stockholders and limited partners per diluted share 0.64 0.66 Adjustments (2) 0.06 0.06 AFFO attributable to common stockholders and limited partners per diluted share $ 0.70 $ 0.72 Notes: The estimated net income per diluted share is not a projection and is provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission. (1) Includes impact of dividends to be paid to preferred shareholders and excludes the effect of non-controlling interests and the impacts of discontinued operations, impairments and gains or losses on the extinguishment of debt and sale of real estate. (2) Includes (i) non-routine items such as acquisition-related costs, litigation and other non-routine costs, net of insurance recoveries, gains or losses on sale of investment securities or mortgage note receivables, legal settlements and insurance recoveries not in the ordinary course of business, (ii) certain non-cash items such as impairments of goodwill, straight-line rent, net of bad debt expense related to straight-line rent, net direct financing lease adjustments, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, reserves for loan loss, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities and (iii) the AFFO impact of Excluded Properties and related non-recourse mortgage notes. www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

30 Toll Free 800.606.3610 Phoenix 2325 East Camelback Road Suite 1100 Phoenix, AZ 85016 602.778.6000 New York City 5 Bryant Park 23rd Floor New York, NY 10018 212.413.9100 Investor Relations 877.405.2653 InvestorRelations@VEREIT.com Contact Us CONTACT Registered Stockholders Computershare (Transfer Agent) P.O. Box 43078 Providence, RI 02940 By overnight delivery Computershare 250 Royal Street Canton, MA 02021 Telephone inquiries TFN 855.866.0787 (US, CA, Puerto Rico) TN 781.575.3100 (non-US) Email web.queries@computershare.com Follow Us LinkedIn www.linkedin.com/company/vereit Twitter twitter.com/vereitinc YouTube https://www.youtube.com/channel/ UCUNu7AUOolITuwpNhr2JEGg Flickr https://www.flickr.com/ photos/143027056@N07/ www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

‹#› DRA F T a Definitions & Reconciliations Q4 2017

32 Definitions INVESTOR REVIEW Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance. Debt Outstanding and Adjusted Debt Outstanding are non-GAAP measures that represent the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Beginning in 2017, Adjusted Debt Outstanding omits the outstanding principal balance of mortgage notes secured by Excluded Properties. We believe that the presentation of Debt Outstanding and Adjusted Debt Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Debt Outstanding and Adjusted Debt Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP. EBITDA and Normalized EBITDA Normalized EBITDA, as disclosed, represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non- routine items such as acquisition-related expenses, litigation, merger and other non-routine transactions costs, net of insurance recoveries, gains or losses on disposition of real estate, held for sale loss on discontinued operations, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and real estate and intangible assets, straight-line rental revenue, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, write-off of program development costs, and amortization of intangibles, above-market lease assets and below-market lease liabilities. Beginning in 2017, Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies. Economic Occupancy Rate equals the sum of square feet leased (including month-to- month agreements) divided by Rentable Square Feet. Excluded Properties are properties for which (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation. Excluded Properties during the three months ended and at March 31, 2017, were one vacant office property and one vacant industrial property, comprising an aggregate of 578,000 square feet with aggregate Debt Outstanding of $41.8 million. Excluded Properties during the three months ended June 30, 2017, were two vacant office properties and five industrial properties, two of which were vacant. Excluded Properties at June 30, 2017, and during the three months ended September 30, 2017, were two vacant office properties and one vacant industrial property, comprising an aggregate 991,000 square feet with aggregate Debt Outstanding of $83.9 million. At September 30, 2017 and December 31, 2017, the Excluded Property was one vacant industrial property, comprising 307,275 square feet with Debt Outstanding of $16.2 million. Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization on Adjusted Debt Outstanding and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations. www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

33 Definitions INVESTOR REVIEW Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO"): Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP. NAREIT defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on depreciable real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with NAREIT's definition described above. In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition-related expenses, litigation, merger and other non-routine costs, net of insurance recoveries, held for sale loss on discontinued operations, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rent, net of bad debt expense related to straight line rent, net direct financing lease adjustments, gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities Effective January 1, 2017, we determined to omit the impact of the Excluded Properties and related non-recourse mortgage notes from FFO to calculate AFFO. We did not adjust AFFO during the years prior to January 1, 2017 as the impact was immaterial. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly- traded REITs, and we believe often used by analysts and investors for comparison purposes. For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure. Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities. www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

34 Definitions INVESTOR REVIEW Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations. Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt. This measure excludes (i) the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP, and (ii)the impact of Excluded Properties and related non-recourse mortgage notes. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP. Net Debt is a non-GAAP measure used to show the Company's Adjusted Debt Outstanding, less all cash and cash equivalents, including those related to discontinued operations. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four. Operating Properties refers to all properties owned by the Company and beginning in 2017, it omits Excluded Properties owned by the Company as of the reporting date. Rentable Square Feet is leasable square feet of Operating Properties. Secured Debt Ratio equals secured Adjusted Debt Outstanding divided by Adjusted Debt Outstanding. Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage. Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income of Operating Properties. www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

35 Reconciliations (dollars in thousands) INVESTOR REVIEW Net Loss $ (33,092) Adjustments: Interest expense 70,694 Depreciation and amortization 177,329 Provision for income taxes 11,843 Proportionate share of adjustments for unconsolidated entities 756 EBITDA $ 227,530 Gain on disposition of real estate assets, net (7,104) Impairments 19,691 Held for sale loss on discontinued operations 20,027 Acquisition-related expenses 1,120 Litigation, merger and other non-routine costs, net of insurance recoveries 14,969 Gain on derivative instruments, net (266) Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities 1,148 Loss on extinguishment and forgiveness of debt, net 318 Net direct financing lease adjustments 517 Straight-line rent, net of bad debt expense related to straight-line rent (11,281) Program development costs write-off 1,343 Other amortization and non-cash charges 1,247 Proportionate share of adjustments for unconsolidated entities (1,721) Adjustment for Excluded Properties 172 Normalized EBITDA $ 267,710 Normalized EBITDA from continuing operations $ 258,578 Normalized EBITDA from discontinued operations $ 9,132 EBITDA and Normalized EBITDA Three Months Ended 12/31/17 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

36 FFO attributable to common stockholders and limited partners $ 653,108 Acquisition-related expenses 3,402 Litigation, merger and other non-routine costs, net of insurance recoveries 51,762 Held for sale loss on discontinued operations 20,027 Gain on investment securities and mortgage notes receivable (65) Gain on derivative instruments, net (2,976) Amortization of premiums and discounts on debt and investments, net (4,616) Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities 5,366 Net direct financing lease adjustments 2,093 Amortization and write-off of deferred financing costs 24,536 Amortization of management contracts 14,514 Deferred and other tax expense 8,671 Gain on extinguishment and forgiveness of debt, net (18,373) Straight-line rent, net of bad debt expense related to straight-line rent (44,903) Equity-based compensation 16,751 Other amortization and non-cash charges 2,566 Proportionate share of adjustments for unconsolidated entities 378 Adjustment for Excluded Properties 6,528 AFFO attributable to common stockholders and limited partners $ 738,769 AFFO Attributable to common stockholders and limited partners from continuing operations $ 702,556 AFFO attributable to common stockholders and limited partners from discontinued operations $ 36,213 Weighted-average shares outstanding - basic 974,098,652 Limited Partner OP Units and effect of dilutive securities 24,059,312 Weighted-average shares outstanding - diluted 998,157,964 AFFO attributable to common stockholders and limited partners per diluted share $ 0.740 AFFO Attributable to common stockholders and limited partners from continuing operations per diluted share $ 0.704 AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share $ 0.036 Net income $ 32,378 Dividends on non-convertible preferred stock (71,892) Gain on disposition of real estate assets, net (61,536) Depreciation and amortization of real estate assets 703,133 Impairment of real estate 50,548 Proportionate share of adjustments for unconsolidated entities 477 FFO attributable to common stockholders and limited partners $ 653,108 FFO Attributable to common stockholders and limited partners from continuing operations $ 672,225 FFO attributable to common stockholders and limited partners from discontinued operations $ (19,117) Weighted-average shares outstanding - basic 974,098,652 Limited Partner OP Units and effect of dilutive securities 24,059,312 Weighted-average shares outstanding - diluted 998,157,964 FFO attributable to common stockholders and limited partners per diluted share $ 0.654 FFO Attributable to common stockholders and limited partners from continuing operations per diluted share $ 0.673 FFO attributable to common stockholders and limited partners from discontinued operations per diluted share $ (0.019) FFO Year Ended 12/31/2017 AFFO Year Ended 12/31/2017 INVESTOR REVIEW Reconciliations (in thousands, except share and per share data)

37 Reconciliations (dollars in thousands) INVESTOR REVIEW Interest Expense, excluding non-cash amortization $ 65,097 Normalized EBITDA 267,710 Interest Coverage Ratio 4.11x Interest Expense, excluding non-cash amortization $ 65,097 Secured debt principal amortization 3,257 Dividends attributable to preferred shares 17,973 Total fixed charges 86,327 Normalized EBITDA 267,710 Fixed Charge Coverage Ratio 3.10x Mortgage notes payable and other debt, net $ 2,082,692 Corporate bonds, net 2,821,494 Convertible debt, net 984,258 Credit facility, net 185,000 Total debt - as reported 6,073,444 Adjustments: Deferred financing costs, net 48,232 Net premiums (15,638) Debt Outstanding $ 6,106,038 Debt Outstanding - Excluded Properties (16,200) Adjusted Debt Outstanding 6,089,838 Interest expense - as reported $ (70,694) Less Adjustments: Amortization of deferred financing costs and other non-cash charges (5,886) Amortization of net premiums 681 Interest Expense, excluding non-cash amortization - Excluded Properties (392) Interest Expense, excluding non-cash amortization $ (65,097) Debt Three Months Ended 12/31/17 12/31/17 Interest Adjusted Debt Outstanding $ 6,089,838 Less: cash and cash equivalents 34,176 Less: cash and cash equivalents related to discontinued operations 2,198 Net Debt 6,053,464 Normalized EBITDA annualized 1,070,840 Net Debt to Normalized EBITDA annualized ratio 5.65x Net Debt $ 6,053,464 Gross Real Estate Investments 15,511,683 Net Debt Leverage Ratio 39.0% Unencumbered Gross Real Estate Investments $ 11,296,918 Gross Real Estate Investments 15,511,683 Unencumbered Asset Ratio 72.8% Secured Debt Outstanding $ 2,054,838 Gross Real Estate Investments 15,511,683 Secured Debt Ratio 13.2% Financial and Operations Statistics and Ratios Three Months Ended 12/31/17 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.